Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Gas Utility Fund

Investor Class GASFX | Institutional Class HGASX

November 3, 2017

Supplement to the Statutory Prospectus dated February 28, 2017

In connection with his planned retirement, Winsor (Skip) H. Aylesworth will no longer be a Portfolio Manager of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, as of November 30, 2017.  Mr. Aylesworth will remain an employee of the investment manager until January 15, 2018, to continue to work with Ryan C. Kelley and Brian E. Peery and ensure a smooth transition.  Mr. Kelley has served as a Portfolio Manager or Co-Portfolio Manager of the Fund since March 2013, and Mr. Peery has served as a Portfolio Manager of the Fund since February 2015.

In connection with Mr. Aylesworth’s impending retirement, effective as of November 30, 2017, the “Portfolio Managers” section for the Hennessy Gas Utility Fund on page 19 is replaced in its entirety as follows:

Portfolio Managers

Ryan C. Kelley and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.  Mr. Peery has served as a Portfolio Manager of the Fund since February 2015 and has been employed by the Investment Manager since 2002.

Additionally, effective as of November 30, 2017, the paragraph titled “Winsor (Skip) H. Aylesworth” in the section “Portfolio Managers Employed by the Investment Manager” under the heading “Management of the Funds” on page 49 is deleted in its entirety.

* * * * * *

Please Read Carefully and Keep for Future Reference